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                                                                   EXHIBIT 10.53

                        FIRST AMENDMENT TO LOAN AGREEMENT

LENDER:             Jackson National Life Insurance Company

BORROWER:           River Crossing Partnership, a Florida general partnership

LOAN AGREEMENT:     Loan Agreement dated September 16, 1998 by and between
                    Borrower and Lender

NEW BORROWER:       Ramco-Gershenson Properties, L.P., a Delaware limited
                    partnership, doing business in the State of Florida as RAMCO-GERSHENSON PROPERTIES LIMITED PARTNERSHIP

NEW INDEMNITOR:     Ramco-Gershenson Properties Trust, a Maryland Real Estate
                    Investment Trust

DATE:               May 6, 2003

                                    RECITALS

A. Borrower and Lender entered into the Loan Agreement to set forth the terms and conditions of the Loan described therein.

B. Borrower and New Borrower have requested that Lender consent to the sale of the Property to New Borrower and the assumption of the Loan by New Borrower. Lender has agreed to such sale and assumption.

C. Lender and New Borrower have agreed to modify the Loan Agreement as provided herein.

D. All capitalized terms not defined herein shall have the same meaning set forth in the Loan Agreement.

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                                    AGREEMENT

         For and in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, New Borrower and Lender hereby agree as follows:

1.       The Recitals set forth above are true and correct.

2. The provisions of this First Amendment shall supercede and control all conflicting provisions of the Loan Agreement. The First Amendment and the Loan Agreement shall constitute and be construed as, a single agreement.

3. Section 3.7 of the Loan Agreement is hereby modified by the addition of the following:

         Anything in the foregoing to the contrary notwithstanding, it is understood and agreed that Lender's consent shall not be required as set forth in the "Leasing Guidelines" attached hereto as Exhibit "A".

4. Section 3.9 of the Loan Agreement is hereby modified to read as follows:

         3.9 Alterations. Without the prior written consent of Lender, Borrower shall not make any alterations to the Project (other than completion of tenant work required in accordance with leases entered into in accordance with the terms of this Agreement) that exceed the cost of $100,000.00. All such alterations shall be undertaken and completed in accordance with all applicable provisions hereof and of the Loan Documents.

5. Section 3.13 of the Loan Agreement is hereby modified by the addition of the following: Notwithstanding the foregoing, Lender agrees that Borrower may satisfy the regular financial statement reporting requirements for Borrower (but not the Project) as follows:

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         The Borrower will deliver or cause to be delivered to Lender as soon as practicable, but in any event not later than one hundred (100) days after the end of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its Subsidiaries at the end of such year, and the related unaudited consolidated statements of income, changes in shareholder's equity and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with generally accepted accounting principles, and accompanied by a certification by the principal financial accounting officer of the Borrower that the information contained in such financial statements are true and correct and fairly represents the financial position of the Borrower and its Subsidiaries on the date thereof; provided, however, that the Borrower shall not be required to provide such statements in the event that such statements would be substantially similar to the consolidated statements provided by the Indemnitor, and Borrower provides written certification of same to Lender.

6. Section 3.17 of the Loan Agreement is hereby modified to provide as follows: (a) Lender acknowledges that Borrower may enter into, modify, renew, waiver any provision of, terminate or cancel any such leasing or other contracts (but not management contracts) in the ordinary course of business without the consent of Lender and (b) Lender's consent is not required for modifications or amendments to management contracts that are not materially more burdensome to Borrower.

7. Section 3.20 of the Loan Agreement is hereby modified to read as follows:

         Without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed, Borrower shall not permit or suffer
         (a) any material amendment or modification of its partnership agreement or (b) the admission of any new partners, or transfer of any of its partnership interests, except as permitted pursuant to Section 6.3 hereof. For purposes hereof, a material amendment or modification shall be any change that (a) results in the loss of overall control or management of the Borrower by the General Partner,

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         (b) is not within the general parameters of typical partnership agreements for partnerships involved in an "UPREIT" or similar structures, or (c) adversely affects the financial creditworthiness of Borrower or the ability of Borrower to pay the Loan."

8. Section 3.22 of the Loan Agreement is hereby modified to provide that except for matters that must be cured sooner to prevent an adverse impact on the Project, Lender shall provide Borrower with a 15 day notice and right to cure REA defaults.

9. Section 3.26 of the Loan Agreement is hereby modified to provide that Borrower may incur unsecured indebtedness from related parties that does not adversely effect the financial condition of Borrower.

10. Lender acknowledges that no fees are payable to L.J. Melody & Company or any other broker or consultant in connection with the assumption transaction.

11.      Section 6.3 of the Loan Agreement is modified to read as follows:

         6.3      Prohibition of Transfers of Interests of Borrower.

         (a) Borrower shall have the right to admit new partners and/or substitute for existing partners provided that the New Indemnitor remains the sole general partner of Borrower and continues to maintain not less than a 50% partnership interest in Borrower, and

         (b) Borrower shall have the right to transfer or convey the Property on a one-time basis to a transferee wholly owned and controlled by Borrower, provided that (1) the transferee shall have executed and delivered to Lender an assumption agreement in form and substance acceptable to Lender, evidencing such transferee's agreement to abide and be bound by the terms of the loan documents, together with such other documents, legal opinions, title insurance endorsements and other matters as may be reasonably requested by Lender, (2) the New Indemnitor shall have reaffirmed its obligations as "Indemnitor" with respect to the transfer of the property, and (3) Borrower shall have paid Lender's out-of-pocket costs and expenses in connection

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                  with such transfer. Lender agrees not to charge an assumption fee in connection with any such transaction.

12. Anything in the Loan Agreement or any other Loan Documents to the contrary notwithstanding, it is acknowledged that the Project includes 306 parking spaces. New Borrower represents and warrants to Lender that this parking complies with the requirements of all tenant leases and all local land use and zoning requirements.

13. Except as amended by the provisions hereof, the Loan Agreement is ratified and conformed and shall remain in full force and effect.

WITNESS THE FOLLOWING SIGNATURES UNDER SEAL

                                       LENDER:

                                       JACKSON NATIONAL LIFE INSURANCE COMPANY

                                       By ______________________________________
                                          Name:
                                          Title:

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                                       NEW BORROWER:

                                       RAMCO-GERSHENSON PROPERTIES,
                                       L.P., a Delaware limited partnership,
                                       doing business in the State of Florida as RAMCOGERSHENSON PROPERTIES LIMITED
                                       PARTNERSHIP

                                       By: RAMCO-GERSHENSON PROPERTIES TRUST, a
                                           Maryland Real Estate Investment
                                           Trust, its general partner

                                       By: _____________________________________
                                           Name:
                                           Title:

The New Indemnitor joins herein to evidence his consent to the provisions hereunder and agreement to be bound hereby.

                                       NEW INDEMNITOR:

                                       RAMCO-GERSHENSON PROPERTIES TRUST, a
                                       Maryland Real Estate Investment Trust

                                       By: _____________________________________
                                           Name:
                                           Title:

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                                   EXHIBIT "A"
                            LEASING ACTION GUIDELINES

Lender shall have the right to review and approve the execution, renewal, modification, settling or termination (each such action is called a "Leasing Action") relating to the space currently occupied by the "Key Leases". The Key Leases are Publix Supermarkets, Blockbuster Video and Stevens Place.

Any Leasing Action not related to the Key Leases will not require Lender written consent if the following conditions are met:

1. Term of Lease - Maximum term of five (5) years, including the base lease term and all extension options.

2.       Maximum Rental Space - 3000 SF.

3. Minimum Rent - $14.50 NRSF (taking into account free rent or other concessions and tenant improvements which exceed market or building standards, etc.).

4.       Expense Provisions: Triple Net.

5. Form of lease - All leases shall be made to established tenants on the approved "standard" form of lease with no material deletions or alterations therefrom. To facilitate Assignee's lease review, all deletions or alterations to the "standard" form of lease sub-mitted by Assignor to Assignee for approval must be black-lined or highlighted.

6. Other Obligations - Landlord shall not agree to any rental space take-over or take-back obligation with respect to the center or any other premises leased by such tenant. No lease shall contain a tenant option to lease additional space which would cause occupied square footage to exceed the limits of item 3 above or to purchase the premises or acquire any Interest in the Property. No lease shall contain any representations, warranties or indemnifications by the Landlord with respect to hazardous substances or asbestos. No lease shall permit prepayment of rent more than one month in advance. Leases must be arms-length transactions to parties not affiliated with Borrower.

7.       There are no defaults in the Loan.

Borrower will provide copies of all documentation for any Leasing Action not requiring Lender approval within ten (10) business days of the occurrence of such Leasing Action. Lender will require executed Estoppel Certificates and Subordination, Non-Disturbance and Attornment Agreements on Lender's standard form when Leasing Actions occur. For a Leasing Action which does not meet the above criteria , Lender approval of the Leasing Action is required. Lender will be deemed to have consented to any Leasing Action if it does not notify Borrower that it is withholding its consent within ten (10) business days of its receipt of (a) notification of the proposed Leasing action and (b) all materials reasonably requested to permit Lender to review the proposed leasing action.